As filed with the Securities and Exchange Commission on March 2, 2011

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21764

WINTERGREEN FUND, INC.

(Exact name of registrant as specified in charter)

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Richard J. Berthy, Principal Executive Officer

Trudance L.C. Bakke, Principal Financial Officer

Three Canal Plaza

Suite 100

Portland, ME 04101

207-553-7110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 888-468-6473

Date of fiscal year end: December 31

Date of reporting period: January 1, 2010 – December 31, 2010

Item 1. Reports to Stockholders.

Annual Report

Wintergreen Fund, Inc.

(WGRNX)

December 31, 2010

www.wintergreenfund.com

1-888-468-6473

Wintergreen Fund, Inc. is an open-end diversified

management investment company that seeks

capital appreciation.

To receive investor materials electronically—see inside cover

Electronic Delivery

Wintergreen Fund, Inc., encourages shareholders to sign up for electronic delivery of investor materials. By doing so, you will receive information faster, help us reduce cost, and help us reduce the impact on the environment of producing the materials. To enroll in electronic delivery:

1.	Go to www.wintergreenfund.com

2.	Login to your account

3.	Select E-Delivery Consent from the available drop-down options, and

4.	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

Your information will be kept confidential and will not be used for any purpose other than electronic delivery. If you change your mind, you can cancel the electronic delivery at any time and revert to physical delivery of your materials. Just go to www.wintergreenfund.com, perform the first three steps above, and follow the instructions for canceling electronic delivery. If you have any questions, please contact us at (888) GOTOGREEN (888-468-6473).

WINTERGREEN FUND, INC.

PERFORMANCE CHART AND ANALYSIS (Unaudited)

DECEMBER 31, 2010

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance quoted. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Shares redeemed within 60 days of purchase are subject to a 2.00% redemption fee. As stated in the current prospectus, the Fund’s total annual operating expense ratio is 1.94%. During the period, some of the Fund’s fees were voluntarily waived or expenses reimbursed; otherwise the Fund’s performance shown would have been lower.

Performance to 12/31/2010	One Year	Five Year	Since Inception 10/17/2005
Cumulative:
Wintergreen Fund, Inc.	21.09%	42.56%	46.00%
S&P 500 Index	15.06%	11.99%	17.96%
Annualized:
Wintergreen Fund, Inc.	21.09%	7.35%	7.54%
S&P 500 Index	15.06%	2.29%	3.22%

The recent growth rate in the global equity markets has helped to produce short-term returns for some sectors/asset classes that are not typical and may not continue in the future.

WINTERGREEN FUND, INC.

PERFORMANCE CHART AND ANALYSIS (Unaudited)

DECEMBER 31, 2010

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in Wintergreen Fund, Inc. (the “Fund”), compared with a broad-based securities market index. The S&P 500 Index (the “Index”) is a broad based unmanaged index representing the performance of 500 widely held common stocks. One cannot invest directly in an index. The total return of the Fund includes operating expenses that reduce returns while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for direct investment. Since inception, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most recent month-end performance or for any other questions about the Fund, please call (888) GOTOGREEN (888-468-6473).

WINTERGREEN FUND, INC.

A MESSAGE TO OUR SHAREHOLDERS (Unaudited)

DECEMBER 31, 2010

Dear Fellow Wintergreen Fund Shareholder,

As Wintergreen Fund, Inc. (the “Fund” or “Wintergreen”) celebrates its five year anniversary, we thank you for your continued investment. The Fund’s investment return for 2010 was 21.09%, outperforming its benchmark, the Standard and Poor’s 500 Composite Index (“S&P 500”), which returned 15.06%. Since inception on October 17, 2005, over five years ago, the Fund has a cumulative performance of 46.00% (not annualized) which compares very favorably to the S&P 500’s cumulative return of 17.96% (not annualized). A hypothetical investment of $10,000 in the Fund on October 17, 2005 through December 31, 2010 would be worth $14,600 compared to a value of $11,796 for a similar investment in the S&P 500. The Fund’s outperformance in 2010 was due, in part, to outstanding returns from core, long-term, global holdings in Swatch Group AG, Class B, Jardine Matheson Holdings Ltd., and Schindler Holding AG-PC. Securities that underperformed during 2010 included holdings in Witwatersrand Consolidated Gold Resources Ltd., Consolidated-Tomoka Land Co., and Imperial Tobacco Group plc.

I believe the Fund’s current portfolio is the very best that I have ever managed. In my opinion, the quality and potential of the businesses in our portfolio is impressive and the management of many of the companies is truly first rate. Several of our portfolio companies are businesses predicated on a simple idea – a bottle of soda, a watch on a wrist, a game of baccarat – but this outward simplicity often masks underlying business complexities and strengths. Through years of hard work and gifted management teams, many of the Fund’s portfolio companies have turned simple ideas into entities that are geographically diverse and virtually impossible to replicate. As you review our portfolio holdings, I encourage you to consider the global footprint and international appeal of these businesses. On a look-through basis, the Fund now has well over three quarters of its assets invested outside of the U.S., excluding cash. We are finding most of our compelling ideas beyond the U.S. borders, especially in portions of the world where the markets are not only growing at a faster pace, but are also less leveraged than their Western counterparts.

American investors are generally underweight equities and particularly underweight in their global allocation. At this incredible juncture in history, as we witness billions of people ascending into the middle class with disposable income for the first time, we continue to find quality, global companies that are available at very good prices. The world has become a smaller place with information and products traveling around the world at speeds that were not considered possible even just a few years ago. As incomes rise in Asia, Latin America, and Africa, we believe many of our portfolio businesses are well positioned to capitalize on people’s desire to have more consumer products. We are happy to own companies which sell beverages, food, elevators, watches, and jewelry not just to the people in the well-developed portions of the world where we think the economic recovery will likely be gradual, but also to the people in some of the less mature portions of the world where we anticipate the recovery will be more forceful.

The human mind is our fundamental resource.

    -    John F. Kennedy

It is difficult to overemphasize the impact good management has had on our larger holdings. The events of the last few years have dramatically impacted both consumers and the financial markets. During this time, we had the opportunity to witness some remarkable individuals and management teams and the impact they had in guiding their companies through difficult times has often been nothing short of extraordinary. In one way or

WINTERGREEN FUND, INC.

A MESSAGE TO OUR SHAREHOLDERS (Unaudited)

DECEMBER 31, 2010

another, companies have been stress-tested as they dealt with new circumstances and increased scrutiny of their corporate practices. In our opinion, the entities that performed the best were those that had experience in striving for the trifecta for many years: that is to say (1) a business with good or improving economics, (2) motivated management who are looking out for the interests of all shareholders, and (3) an attractive share price for the long-term investor.

The quality management team at Compagnie Financiere Richemont SA (“Richemont”) has been in place and working for shareholders for many years, led by Johann Rupert as Chairman, a role he has held for almost twenty years. During that time, the Richemont management team’s hard work, determination, and thoughtful allocation of capital has turned a small South African investment holding company into a truly global enterprise comprised of some of the world’s most valuable jewelry and watch brands, including Cartier, IWC, Mont Blanc, Van Cleef and Arpels, and Piaget. Throughout the downturn of 2008 and 2009, Richemont had both the long-term perspective and financial strength to continue investing in its brands and operations even as weaker and more leveraged competitors were forced to pull back. Today, Richemont shareholders are benefiting from these actions and the company appears poised for continued profits, thanks largely to their Asian operations. Sales in the Far East, excluding Japan, accounted for 34% of 2010’s total revenue, up from just 22% three years ago, and are growing at a pleasing rate. We believe Richemont’s focus on the long-term interests of the company and its shareholders will continue to pay off for the Fund.

China? There lies a sleeping giant. Let him sleep!

For when he wakes he will move the world.

    -    Napoleon Bonaparte

Many of our investments have a global footprint with products that appeal to people not only in the developed markets of North America and Europe, but to people all over the world. The parts of the world that are viewed by many as best positioned to help grow the bottom lines of global companies are of course Asia, but also Latin America and Africa. We believe that while the mature markets will continue to recover, the opportunity to grow markets and create capital should be faster and generally greater in some of these less developed areas in the world. The most profitable investments often result from identifying companies whose price does not reflect these compelling opportunities before them.

Swire Pacific Ltd. (“Swire”) is a first-rate company that can trace its founding all the way back to 1816, when John Swire started a Liverpool based import-export business. Currently, the core businesses are in Hong Kong and are focused on property, beverages, aviation, marine services, and trading. In addition to its business activities in Hong Kong, we believe Swire is well poised for growth in mainland China with significant real estate development in Beijing, Shanghai, and Guangzhou. Their properties in Beijing include mixed use developments such as the well-known Sanlitun Village and The Opposite House hotel. Among other businesses, Swire is an anchor Coca-Cola (“Coke”) bottler, selling many Coke products in mainland China, Taiwan, and Hong Kong. Swire is also owner of a fleet of vessels that support the global offshore oil and gas industry, and owns a large stake in Cathay Pacific, one of Asia’s largest passenger and cargo airlines.

Swire’s management has recently formed a joint venture with Campbell Soup Company (“Campbell”) to develop Campbell’s business in mainland China. This is a marriage between soup expert Campbell and the Asian business acumen of Swire to address the desire of a growing Chinese consumer class for more

WINTERGREEN FUND, INC.

A MESSAGE TO OUR SHAREHOLDERS (Unaudited)

DECEMBER 31, 2010

prepared food options. We believe as China’s wealth and quality of life improves, consumers will likely spend a larger portion of their income on prepared food and beverages. China presents an enormous opportunity for this venture – residents of China consume approximately 355 billion servings of soup per year, and currently almost all of those servings are made from scratch in the home. Converting even a small percentage of this market from labor intensive home preparation to the ease and convenience of canned soup could be very profitable for both Swire and Campbell. We look forward to the day when millions of Chinese families sit down to a meal of Campbell Swire soup enjoyed with a Coca-Cola beverage.

As for accomplishments, I just did what I had to do as things came along.

    -    Eleanor Roosevelt

As you may know, Anglo American (“Anglo”) is led by Cynthia Carroll, who is the first woman to lead a major mining company. During her four year tenure as CEO of Anglo, she has meaningfully changed the culture and operations of the mines to make the safety of all employees a high priority. Through years of on-the-ground experience, she saw that improved safety leads to more efficiency from mine workers; and to a mining company efficiency is typically money in the bank. While no mining business is completely without injury, there has been a dramatic improvement in mine safety at Anglo under her direction. She has worked to improve the relations between business and government in countries from South Africa to Brazil. In an impressive fashion, she led the charge against a takeover bid which undervalued the company, while strengthening fiscal responsibility within the organization.

Cynthia is an example of a corporate leader having a huge impact on her company in part by taking significant costs out of the business. This has been accomplished by reducing headcount by 30,000 employees, eliminating redundant layers of management, and centralizing much of the purchasing for the company’s far-flung mines. She has also sold off less profitable operations, such as pieces of their asphalt and steel products businesses, and all of their zinc mines. These actions have allowed the company to raise cash, reduce costs, improve profit margins, and concentrate on its core businesses of platinum, iron ore, copper, and diamonds. We believe that the remarkable progress Cynthia and her team have made in a few short years is extraordinary and has helped set the company on course towards a much improved future.

Difficulties mastered are opportunities won.

    -    Winston Churchill

Genting Bhd (“Genting”) is a family controlled Malaysian enterprise in the gaming, resort, entertainment, cruise, and energy businesses. Gaming is an ingrained and accepted part of many Asian cultures. In fact, records of gambling can be traced to the Xia dynasty in China; a period lasting from 2,000 to 1,500 B.C., and gambling has evolved alongside many Asian cultures. Today, we believe that no company exemplifies a well-run gaming and hospitality company better than Genting.

From humble beginnings as a Malaysian resort operator in 1965, Genting has transformed itself into the preeminent global casino resort operator with properties in Malaysia, Singapore, Manila, London, and soon, New York City. Their properties, many of which are insulated from competition by government licensing, generated huge amounts of free cash flow over the years, which management has prudently reinvested in new markets when opportunities have arisen. When New York City recently asked for proposals to redevelop

WINTERGREEN FUND, INC.

A MESSAGE TO OUR SHAREHOLDERS (Unaudited)

DECEMBER 31, 2010

the run-down and unprofitable Aqueduct Raceway in Queens into a casino, Genting was the only operator with the financial strength and operational capabilities to satisfy the local authorities. As the only casino in the immediate New York City area, we believe this is a unique opportunity to grow shareholder value. A few years ago, it would have been hard to imagine a Malaysian company being awarded the only casino license in New York City; however Genting’s reputation and long established track record has opened valuable new doors for the company and its shareholders.

If you watch public television, you may have seen Wintergreen Fund referred to as ‘Your Home for Global Value.’ We like that tag line and are continually searching around the globe for the best opportunities to invest. We are on a quest to find quality at a discounted price; seeking positive returns for Wintergreen shareholders especially where we perceive increasing asset values mixed with the potential for discounts to narrow.

At Wintergreen, we are enthusiastic about the future and look forward to actively participating in brighter tomorrows. We are convinced that human optimism and creativity will triumph as we whole-heartedly anticipate improved economic horizons. As the old expression goes, we are eating our own cooking, as we and our families and friends and an ever increasing circle of value investors participate in Wintergreen. We are pleased with Wintergreen’s first five years and look forward to the future.

Sincerely,

David J. Winters, CFA

Portfolio Manager

The Fund is subject to several risks, any of which could cause an investor to lose money. Please review the prospectus for a complete discussion of the Fund’s risks which include, but are not limited to, the following: possible loss of principal amount invested, interest rate risk, income risk, credit risk, junk bond risk, currency risk, foreign/emerging market risk as well as the risks associated with short sales, and investments in derivatives, small/mid-sized companies, and loan participations. In light of these risks, the Fund may not be suitable for all investors.

The S&P 500 Index is a broad based unmanaged index representing the performance of 500 widely held common stocks. One cannot invest directly in an index.

The views contained in this report are those of the Fund’s portfolio manager as of December 31, 2010, and may not reflect his views on the date this report is first published or anytime thereafter. The preceding examples of specific investments are included to illustrate the Fund’s investment process and strategy. There can be no assurance that such investments will remain represented in the Fund’s portfolios. Holdings and allocations are subject to risks and to change. The views described herein do not constitute investment advice, are not a guarantee of future performance, and are not intended as an offer or solicitation with respect to the purchase or sale of any security.

WINTERGREEN FUND, INC.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period:

Year Ended December 31	2010	2009		2008	2007		2006
NET ASSET VALUE, Beginning of Year	$11.57	$8.73		$14.59	$12.21		$10.23

INVESTMENT OPERATIONS
Net investment income (loss) (a)	(0.03)	(0.00	)(b)	(0.03)	0.15		0.11
Net realized and unrealized gain (loss) on investments, securities sold short, and foreign currency transactions	2.47	2.86		(5.68)	2.43		1.94

Total from Investment Operations	2.44	2.86		(5.71)	2.58		2.05

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	(0.02)		(0.14)	(0.16)		(0.07)
Net realized gain	—	—		(0.02)	(0.04)		—

Total Distributions to Shareholders	—	(0.02)		(0.16)	(0.20)		(0.07)

Redemption fees (a)	0.00 (b)	0.00	(b)	0.01	0.00	(b)	0.00	(b)

NET ASSET VALUE, End of Year	$14.01	$11.57		$8.73	$14.59		$12.21

TOTAL RETURN	21.09%	32.78%		(39.05)%	21.13%		20.10%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$1,435,107	$1,031,437		$941,658	$1,579,653		$596,153
Ratios to Average Net Assets:
Net investment income (loss)	(0.22)%	(0.03)%		(0.26)%	1.08%		0.97%

Net expense, excluding dividend expense	1.89%	1.94%		1.86%	1.85%		1.91%
Dividend expense	—%	—%		0.29%	0.00	%(d)	0.03%

Total Net Expense	1.89%	1.94%		2.15%	1.85%		1.94%

Gross expense, excluding dividend expense	1.89%	1.94%		1.86%	1.85%		1.97	%(c)
Dividend expense	—%	—%		0.29%	0.00	%(d)	0.03%

Total Gross Expense	1.89%	1.94%		2.15%	1.85%		2.00	%(c)

PORTFOLIO TURNOVER RATE	12%	11%		57%	17%		13%

(a)	Calculated based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(d)	Less than 0.005%.

See Notes to Financial Statements.

WINTERGREEN FUND, INC.

PORTFOLIO PROFILE (Unaudited)

DECEMBER 31, 2010

% of Net Assets by Country

Sector	% of Net Assets
Consumer Discretionary	16.3%
Consumer Staples	23.6%
Energy	7.6%
Financials	15.4%
Funds, Trusts & Other Financial Vehicles	0.9%
Industrials	13.9%
Information Technology	0.8%
Materials	7.9%
Short-Term Investments & Liabilities in Excess of Other Assets	13.6%

Top Ten Holdings
Issuer	% of Net Assets
Jardine Matheson Holdings Ltd.	7.8%
Swatch Group AG, Class B	5.7%
Canadian Natural Resources Ltd.	5.0%
British American Tobacco plc	4.9%
Anglo American plc	4.8%
Schindler Holding AG-PC	4.5%
Imperial Tobacco Group plc	3.9%
Genting Malaysia Bhd	3.5%
Nestle SA	3.5%
Japan Tobacco Inc.	3.4%

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS

DECEMBER 31, 2010

Industry

Security Description	Country	Shares	Cost	Fair Value

Common Stocks — 85.5%

Aerospace & Defense — 1.6%
General Dynamics Corp.	United States	332,412	$29,720,712	$23,587,955

Beverages — 3.9%
Coca-Cola FEMSA, S.A.B. de C.V. ADR	Mexico	158,941	5,355,051	13,101,507
Heineken Holding NV	Netherlands	468,748	19,515,648	20,373,403
Pernod-Ricard SA	France	67,431	4,270,963	6,340,044
The Coca-Cola Company	United States	239,038	10,667,013	15,721,529

			39,808,675	55,536,483

Capital Markets — 4.8%
ABG Sundal Collier Holding ASA	Norway	6,252,050	12,437,588	9,214,596
Franklin Resources Inc.	United States	376,547	32,126,524	41,875,792
The Goldman Sachs Group Inc.	United States	107,231	12,076,480	18,031,965

			56,640,592	69,122,353

Chemicals — 0.1%
Potash Corporation of Saskatchewan Inc.	Canada	13,658	2,014,815	2,121,571

Diversified Financial Services — 0.6%
Leucadia National Corp.	United States	296,233	11,506,923	8,644,079

Food Products — 3.5%
Nestle SA	Switzerland	857,976	34,589,299	50,239,771

Hotels, Restaurants & Leisure — 7.7%
Genting Bhd	Malaysia	12,783,798	26,955,230	46,350,855
Genting Malaysia Bhd	Malaysia	46,056,479	55,008,886	50,634,495
McDonald's Corp.	United States	103,980	5,820,715	7,981,505
Wynn Resorts Ltd.	United States	60,062	2,101,078	6,236,838

			89,885,909	111,203,693

Industrial Conglomerates — 7.8%
Jardine Matheson Holdings Ltd.	Hong Kong	2,560,019	58,326,482	112,640,836

See Notes to Financial Statements.

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS (continued)

DECEMBER 31, 2010

Industry

Security Description	Country	Shares	Cost	Fair Value

Insurance — 6.4%
Berkshire Hathaway Inc., Class B(a)(b)	United States	594,314	$44,678,841	$47,610,495
Fairfax Financial Holdings Ltd.	Canada	108,041	38,834,067	44,441,002

			83,512,908	92,051,497

Machinery — 4.5%
Schindler Holding AG-PC	Switzerland	541,067	33,180,500	64,002,150

Metals & Mining — 7.8%
Anglo American plc	United Kingdom	1,329,000	61,219,279	69,112,559
Barrick Gold Corp.	Canada	656,372	34,370,152	35,066,359
Witwatersrand Consolidated Gold Resources Ltd.(a)	South Africa	872,691	15,233,090	7,287,549

			110,822,521	111,466,467

Oil, Gas & Consumable Fuels — 7.6%
Birchcliff Energy Ltd.(a)	Canada	3,868,648	25,242,769	37,118,477
Canadian Natural Resources Ltd.	Canada	1,609,202	53,396,696	71,777,239

			78,639,465	108,895,716

Real Estate Management & Development — 3.6%
Consolidated-Tomoka Land Co.(c)	United States	777,024	41,483,413	22,455,994
Swire Pacific Ltd., Class A	Hong Kong	285,343	3,100,503	4,691,596
Swire Pacific Ltd., Class B	Hong Kong	8,318,623	17,652,052	24,615,110

			62,235,968	51,762,700

Software — 0.8%
Activision Blizzard Inc.	United States	924,471	10,851,597	11,500,419

Textiles, Apparel & Luxury Goods — 8.6%
Compagnie Financiere Richemont SA	Switzerland	691,741	20,398,485	40,690,647
Swatch Group AG, Class B	Switzerland	184,025	49,220,292	82,033,818

			69,618,777	122,724,465

See Notes to Financial Statements.

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS (continued)

DECEMBER 31, 2010

Industry

Security Description	Country	Shares	Cost	Fair Value

Tobacco — 16.2%
British American Tobacco plc	United Kingdom	1,821,529	$55,961,987	$69,961,595
Imperial Tobacco Group plc	United Kingdom	1,807,671	61,543,411	55,464,554
Japan Tobacco Inc.	Japan	13,160	71,135,388	48,707,723
Philip Morris International Inc.	United States	492,460	24,092,418	28,823,684
Reynolds American Inc.	United States	907,414	29,017,236	29,599,845

			241,750,440	232,557,401

Total Common Stocks			1,013,105,583	1,228,057,556

Investment Companies — 0.9%

Funds, Trusts & Other Financial Vehicles — 0.9%
SPDR Gold Trust(a)	United States	88,176	8,743,255	12,231,775

Short-Term Investments — 14.4%

Money Market Deposit Account — NM		Principal
Citibank Money Market Deposit Account, Yield 0.05%(d)	United States	$1,197	1,197	1,197

U.S. Treasury Obligations — 14.4%
United States Treasury Bills	United States
Maturity Date: 06/30/2011, Yield to Maturity 0.26%		10,920,000	10,905,877	10,910,554
Maturity Date: 07/28/2011, Yield to Maturity 0.24%		44,320,000	44,258,025	44,272,578
Maturity Date: 08/25/2011, Yield to Maturity 0.23%		85,850,000	85,720,335	85,746,808
Maturity Date: 09/22/2011, Yield to Maturity 0.22%		18,030,000	18,000,597	18,002,450
Maturity Date: 10/20/2011, Yield to Maturity 0.23%		9,370,000	9,352,261	9,353,396
Maturity Date: 11/17/2011, Yield to Maturity 0.26%		11,860,000	11,832,429	11,835,379

See Notes to Financial Statements.

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS (concluded)

DECEMBER 31, 2010

Industry

Security Description	Country	Principal	Cost		Fair Value

U.S. Treasury Obligations (continued)
United States Treasury Bills	United States
Maturity Date: 12/15/2011, Yield to Maturity 0.29%		$25,900,000	$25,828,619		$25,837,270

Total U.S. Treasury Obligations			205,898,143		205,958,435

Total Short-Term Investments			205,899,340		205,959,632

Total Investments — 100.8%			1,227,748,178	*	1,446,248,963

Liabilities in Excess of Other Assets — (0.8)%					(11,142,199)

Net Assets — 100.0%					$1,435,106,764

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or a portion of this security was segregated for forward currency contracts.
(c)	Affiliated Issuer. See Note 5.
(d)	Interest rate as of December 31, 2010.

*Cost for Federal income tax purposes is $1,236,633,405 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$296,932,476
Gross Unrealized Depreciation	(87,316,918)

Net Unrealized Appreciation	$209,615,558

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to PFIC mark-to-market.

Selected Abbreviations

ADR	American Depositary Receipt
NM	Less than 0.05%
PC	Participation Certificate
PFIC	Passive Foreign Investment Company

See Notes to Financial Statements.

WINTERGREEN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2010

ASSETS
Investments in securities, at fair value:
Unaffiliated issuers (Cost $1,186,264,765)	$1,423,792,969
Affiliated issuers (Cost $41,483,413)	22,455,994

Investments in securities, at fair value (Cost $1,227,748,178)		1,446,248,963
Unrealized gain on forward currency contracts		352,950
Receivables:
Fund shares sold		10,785,414
Interest and dividends		1,680,498
Prepaid expenses		94,629

TOTAL ASSETS		1,459,162,454

LIABILITIES
Unrealized loss on forward currency contracts		14,109,717
Payables:
Investment securities purchased		5,250,495
Fund shares redeemed		441,161
Dividend withholding tax		17,489
Accrued Liabilities:
Investment advisory fees		1,755,058
Distribution fees		2,145,325
Directors' fees and expenses		24,057
Compliance services fees		14,171
Other expenses		298,217

TOTAL LIABILITIES		24,055,690

NET ASSETS		$1,435,106,764

COMPONENTS OF NET ASSETS
Paid-in capital		1,484,019,352
Accumulated undistributed net investment income		2,745,473
Net realized loss on investments, foreign currency transactions and forward currency contracts		(256,494,857)
Unrealized appreciation of investments, foreign currency translations and forward currency contracts		204,836,796

NET ASSETS		$1,435,106,764

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Based on net assets of $1,435,106,764 and 102,436,264 shares outstanding (1,000,000,000 shares authorized)		$14.01

See Notes to Financial Statements.

WINTERGREEN FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

INVESTMENT INCOME (LOSS)
Dividend income (Net of foreign withholding tax of $1,017,348)	$18,472,761
Interest income	439,303
Dividend income from affiliated issuer	29,233

Total Investment Income	18,941,297

EXPENSES
Investment advisory fees	17,029,974
Distribution fees	2,427,116
Transfer agency fees	388,117
Professional fees	357,165
Administrator fees	309,966
Directors' fees and expenses	187,790
Compliance services fees	159,504
Custodian fees	151,712
Accounting fees	134,080
Miscellaneous expenses	289,305

Total Expenses	21,434,729

NET INVESTMENT LOSS	(2,493,432)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Realized Gain (Loss) on:
Foreign currency transactions and forward currency contracts	2,290,154
Unaffiliated investments	(48,629,602)

Net Realized Loss	(46,339,448)

Change in Unrealized Appreciation/Depreciation on:
Unaffiliated investments	262,768,012
Affiliated investments	(4,177,668)
Foreign currency translations and forward currency contracts	14,648,350

Net Change in Unrealized Appreciation	273,238,694

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	226,899,246

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$224,405,814

See Notes to Financial Statements.

WINTERGREEN FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
OPERATIONS
Net investment loss	$(2,493,432)	$(235,591)
Net realized loss	(46,339,448)	(156,552,741)
Net change in unrealized appreciation	273,238,694	399,775,599

Increase in Net Assets Resulting From Operations	224,405,814	242,987,267

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	(1,885,236)
Net realized gain	—	—

Total Distributions to Shareholders	—	(1,885,236)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	431,251,124	225,209,026
Proceeds from reinvestment of distributions	—	1,661,445
Cost of redemption of shares	(252,058,689)	(378,286,781)
Redemption fees	71,204	94,088

Increase (Decrease) From Capital Share Transactions	179,263,639	(151,322,222)

Increase in Net Assets	403,669,453	89,779,809
NET ASSETS
Beginning of Year	1,031,437,311	941,657,502

End of Year (includes undistributed (distributions in excess of) net investment income of $2,745,473 and $(2,110,950), respectively)	$1,435,106,764	$1,031,437,311

SHARE TRANSACTIONS
Sale of shares	33,973,336	23,374,168
Reinvestment of distributions	—	145,874
Redemption of shares	(20,680,397)	(42,262,582)

Increase (Decrease) in Shares	13,292,939	(18,742,540)

See Notes to Financial Statements.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

Note 1. Organization

Wintergreen Fund, Inc. (the “Fund”) is registered as an open-end, diversified management investment company under the Investment Company Act of 1940 (the “Act”), as amended. The Fund was organized as a Maryland corporation on May 5, 2005 and commenced operations on October 17, 2005. The Fund is authorized to issue one billion shares of beneficial interest with $0.001 per share par value. The Fund seeks capital appreciation and may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of the United States.

Note 2. Summary of Significant Accounting Policies

The following summarizes the significant accounting policies of the Fund:

Security Valuation — The Fund calculates its net asset value per share on each business day the New York Stock Exchange (“NYSE”) is open, as of the close of the NYSE; normally 4:00 pm Eastern Time. Portfolio securities traded or dealt on one or more securities exchanges (whether domestic or foreign) and not subject to restrictions against resale shall be valued (i) at the last quoted sale price or, in the absence of a sale, (ii) at the mean of the last bid and ask price. For securities traded or dealt on more than one exchange, or on one or more exchanges and on the over-the-counter market, quotations from the market in which the security is primarily traded are used. For an option, the last quoted sale on an exchange or board of trade on which the option is traded shall be used. In the absence of a sale, the mean between the highest bid and lowest asked prices at the close of the exchanges and/or board of trade on which the option trades shall be used. Securities not traded or dealt on any securities exchange for which over-the-counter market quotations are readily available generally shall be valued at the mean of the current bid and ask price. Money market instruments that mature in 60 days or less may be valued at amortized cost, which approximates fair value.

U.S. government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in level 1 or level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Forward foreign currency contracts are presented at fair value measured by the difference between the forward foreign exchange rates at the dates of the entry into the contracts and the forward rates at the reporting date, and such differences are included in the Statement of Assets and Liabilities.

Securities are valued at fair value, in accordance with procedures adopted by the Fund’s Board of Directors (the “Board”), when 1) market quotations are insufficient or not readily available; 2) prices or values available do not represent fair value in the judgment of the Fund’s investment manager; or 3) securities are determined to be illiquid. As of December 31, 2010, the Fund did not hold any illiquid securities or securities valued at fair value.

Security Transactions, Investment Income, and Realized Gain/Loss — The Fund accounts for investment transactions on trade date. Dividend income is recorded on the ex-dividend date and is recorded net of unrecoverable withholding tax. Interest income and expenses are recorded on an accrual basis. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

Foreign Currencies — Foreign currency amounts are translated into U.S. dollars based on the foreign exchange rate in effect generally at the close of the NYSE (normally 4:00 pm Eastern Time) on the date of valuation. If the foreign exchange rate in effect at the close of the NYSE is not available from the Fund’s pricing agent, the currency may be valued using the foreign exchange rate standard provided by the Fund’s pricing agent. The portion of the results of operations arising from changes in the foreign exchange rates on investments and the portion due to fluctuations arising from changes in the market prices of securities held are not isolated. Such fluctuations are reflected in net realized and unrealized gain or loss on the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

Forward Currency Contracts — During the year ended December 31, 2010, the Fund entered into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of the underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward currency contracts involve a risk of loss if the Investment Manager (as defined in Note 3) is inaccurate in predicting currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward currency contract amounts and the value of the securities involved are generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the fair value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward currency contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward currency contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward currency contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. (See Note 6)

Market and Credit Risks — Market risk of derivative financial instruments is the potential for changes in the fair value due to market changes, including interest and foreign exchange rate movements, as well as fluctuations in security prices. Credit risk is the possibility that a loss may occur due to the failure of a counterparty to perform according to the terms of a contract. Credit risk is limited to amounts recorded by the Fund as assets. Realized gain or loss includes net gain or loss on transactions that have terminated by settlement or, for tax purposes, by the Fund entering into offsetting commitments with the same counterparty. The Fund’s Investment Manager (as defined in Note 3) is responsible for determining the value of the underlying collateral. In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Fund may decline in response to certain

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments, forward currency contracts, and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Fund’s Statement of Assets and Liabilities.

Restricted Securities — The Fund may invest in restricted debt and equity securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. To the extent the Fund purchases securities which are restricted as to resale, the Fund may incur additional risks and costs. Restricted securities may be particularly difficult to value, their disposition may require greater effort and expense than that of more liquid securities, and the Fund may incur costs in connection with the registration of restricted securities in order to dispose of such securities to the public. As of December 31, 2010, the Fund did not hold any restricted securities.

Securities Sold Short — The Fund may sell a security short to, among other things, increase investment returns based on the anticipation of a decline in the fair value of a security. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price in the future at the time of replacement. The price may be higher or lower than the price at which the Fund sold the security.

The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates. A gain, limited to the difference between the replacement price and the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with the custodian, holding cash and/or long securities to sufficiently cover its short position on a daily basis. Dividends paid on securities sold short are recorded as an expense on the Fund’s books. As of December 31, 2010, the Fund did not have any short positions and did not have any short sales during the year.

Distributions to Shareholders — Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. The amount of distribution will vary, and there is no guarantee the Fund will pay either income or capital gain distributions. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. The Fund records distributions on its books on the ex-dividend date. For the year ended December 31, 2010, the Fund did not have any distributions.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

Federal Taxes — The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its net taxable income. Therefore, no Federal income or excise tax provision is required.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2010, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund files U.S. Federal, Maryland State, and New Jersey State tax returns. Tax years 2007-2010 generally remain subject to examination by the Fund’s major tax jurisdictions.

Repurchase Agreements — The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying collateral, whose fair value exceeds or equals the repurchase price plus expected transaction costs. In the case of a tri-party agreement, the collateral is held by an agent bank. The Fund’s Investment Manager (as defined in Note 3) is responsible for determining the value of the underlying collateral. In the event of default, the Fund may have difficulties with the disposition of any such securities held as collateral. As of December 31, 2010, there were no repurchase agreements held by the Fund.

Contractual Obligations — The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had any prior claims or losses pursuant to these contracts. Fund management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

Redemption Fee — The Fund will generally charge a redemption fee of 2.00% of the net asset value of shares redeemed if the shares are sold within 60 calendar days of purchase. The fee is charged for the benefit of the remaining shareholders and is paid to the Fund. To calculate redemption fees, the Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of redemption is compared with the earliest purchase date of the shares held in the account. The fee is reflected as paid-in capital.

Use of Estimates — These financial statements are prepared in accordance with GAAP, which requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the year. Actual amounts could differ from those estimates.

Fair Valuation Accounting Standards — The Fund follows fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques used to develop the measurements of fair value, and a discussion in changes in valuation techniques and related inputs during the year. These inputs are summarized in the three broad levels listed that follow:

•	Level 1 — unadjusted quoted prices in active markets for identical assets

•	Level 2 — other significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s securities under the fair value hierarchy levels as of December 31, 2010.

	Level 1	Level 2	Level 3**	Total
Common Stocks	$1,228,057,556	$—	$—	$1,228,057,556
Investment Companies*	12,231,775	—	—	12,231,775
Short-Term Investments*	—	205,959,632	—	205,959,632

Total Investments in Securities	$1,240,289,331	$205,959,632	$—	$1,446,248,963
Other Financial Instruments ^	$—	$(13,756,767)	$—	$(13,756,767)

*	Please refer to the Statement of Investments for further breakout of each security by country and industry type.

**	During the year ended December 31, 2010, the Fund sold its entire position in Current Group, LLC, which was fair valued at $0, and was the only Level 3 security held by the Fund at December 31, 2009. There were no changes in fair value during the year. See reconciliation of Level 3 activity during the year in the table below.

^	Other financial instruments are derivative instruments (such as forward currency contracts), which are valued at the unrealized appreciation (depreciation) on the instruments.

Level 3 Activity
Balance as of December 31, 2009	$0
Realized loss	(20,096,400)
Change in unrealized depreciation	20,100,000
Net sale	(3,600)

Balance as of December 31, 2010	$0

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Fair Value Measurements and Disclosures” (“ASU 2010-06”). ASU 2010-06 requires disclosures regarding transfers in and out of Levels 1 and 2 effective for interim and annual reporting periods beginning after December 15, 2009. The Fund discloses significant transfers between levels based on valuations at the end of the year. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. ASU 2010-06 also requires additional details regarding Level 3 transaction activity effective for interim and annual periods beginning after December 15, 2010. Fund management is currently evaluating the effect that this additional requirement will have on the Fund’s financial statements.

Note 3. Investment Advisory Fees, Servicing Fees, and Other Fees and Expenses

Investment Manager — Wintergreen Advisers, LLC (the “Investment Manager”) is the investment manager to the Fund. Pursuant to an Investment Advisory Agreement, the Investment Manager receives an investment advisory fee from the Fund at an annual rate of 1.50% of the Fund’s average daily net assets.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

Administration and Other Services — US Bancorp Fund Services, LLC (“USBFS”) provides administration, portfolio accounting, and transfer agency services to the Fund. USBFS is paid customary fees for its services.

Distribution — Foreside Fund Services, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Investment Manager, USBFS, or its affiliated companies. Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund reimburses the Distributor for fees paid to various financial institutions, including the Investment Manager, for distribution and shareholder services rendered to the Fund in an amount up to 0.25% of the average daily net assets.

Other Service Providers — Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides the Fund with a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer, as well as additional compliance support functions. The Principal Executive Officer is a control affiliate and officer of the Distributor. Neither the Distributor or FCS, nor any of their officers or employees who serves as an officer of the Fund, has a role in determining the Fund’s investment policies or which securities are to be purchased or sold by the Fund. FCS is paid customary fees for its services.

Citibank, N.A. is the custodian of the Fund and is paid customary fees for its services.

Fund Officers and Directors — Certain officers of the Fund may also be directors, officers, or employees of the Investment Manager, USBFS, the Distributor, or FCS, and during their terms of office, receive no compensation from the Fund.

The Fund pays each Board member $30,000 per year, which represents the total fees paid to the Board members by the Fund for the year ended December 31, 2010. In addition, Board members are reimbursed by the Fund for expenses incurred in connection with attending board meetings and educational seminars.

Note 4. Security Transactions

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments and U.S. government obligations were $191,554,904 and $115,252,940, respectively, for the year ended December 31, 2010.

Note 5. Affiliated Issuers

Under section 2(a)(3) of the Act, an investment company is defined as being affiliated if it owns five percent or more of a company’s outstanding voting stock.

Investments in affiliated companies for the Fund as of December 31, 2010, are shown below:

Name of issuer	Number of shares held at December 31, 2009	Gross additions	Gross reductions	Number of shares held at December 31, 2010	Fair value at December 31, 2010	Investment income	Realized capital gain/ loss
Consolidated — Tomoka Land Co.	715,423	61,601	—	777,024	$22,455,994	$29,233	$0

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

Note 6. Disclosures about Derivative Instruments and Hedging Activities

The Fund follows authoritative standards regarding disclosures about derivatives and hedging activities. Details of the disclosures are as follows as of December 31, 2010:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted For as Hedging Instruments Under ASC 815	Statement of Assets and Liabilities Location	Unrealized Appreciation	Statement of Assets and Liabilities Location	Unrealized Depreciation
Forward Currency Contracts	Unrealized gain on forward currency contracts	$352,950	Unrealized loss on forward currency contracts	($14,109,717)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2010:

Derivatives Not Accounted For as Hedging Instruments Under ASC 815	Location Of Gain (loss) On Derivatives Recognized In Income	Realized Gain (Loss) On Foreign Currency Transactions and Forward Currency Contracts	Change In Unrealized Appreciation / Depreciation On Foreign Currency Translations and Forward Currency Contracts
Forward Currency Contracts	Realized and unrealized gain (loss) on foreign currency transactions and forward currency contracts	$2,098,231	$14,643,214

See Note 2 for a description of the Fund’s accounting policies related to Forward Currency Contracts and Note 7 for details on the outstanding Forward Currency Contracts as of December 31, 2010, which are indicative of the activity during the period.

Note 7. Forward Currency Contracts

As of December 31, 2010, the Fund had the following forward currency contracts outstanding:

Contracts	Settlement Date	Counterparty	Contract Amount (USD)	Fair Value (USD)	Net Unrealized Gain (Loss) (USD)
To sell:
36,300,000 CAD	1/20/2011	SVEN	$35,522,693	$36,494,173	$(971,480)
5,400,000 CAD	4/28/2011	SVEN	5,185,577	5,415,246	(229,669)
43,000,000 CAD	9/12/2011	CITI	42,185,814	42,933,328	(747,514)
7,900,000 CAD	9/12/2011	CITI	7,840,413	7,887,751	(47,338)

Net Value of CAD Contracts			90,734,497	92,730,498	(1,996,001)

To sell:
47,000,000 CHF	4/29/2011	CITI	44,373,112	50,346,561	(5,973,449)

Net Value of CHF Contracts			44,373,112	50,346,561	(5,973,449)

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

Note 7. Forward Currency Contracts (continued)

Contracts	Settlement Date	Counterparty	Contract Amount (USD)	Fair Value (USD)	Net Unrealized Gain (Loss) (USD)
To sell:
2,200,000 EUR	3/18/2011	SVEN	$2,710,400	$2,939,088	$(228,688)
7,500,000 EUR	9/12/2011	CITI	9,902,250	10,010,790	(108,540)

Net Value of EUR Contracts			12,612,650	12,949,878	(337,228)

To sell:
35,070,000 GBP	3/18/2011	SVEN	51,903,600	54,644,170	(2,740,570)
9,100,000 GBP	9/12/2011	CITI	14,320,670	14,148,028	172,642
25,400,000 GBP	9/12/2011	CITI	38,925,500	39,490,101	(564,601)

Net Value of GBP Contracts			105,149,770	108,282,299	(3,132,529)

To sell:
2,300,000,000 JPY	4/28/2011	CITI	26,267,702	28,367,420	(2,099,718)
To buy:
385,000,000 JPY	4/28/2011	CITI	(4,585,517)	(4,748,459)	162,942

Net Value of JPY Contracts			21,682,185	23,618,961	(1,936,776)

To sell:
5,900,000 NOK	3/18/2011	SVEN	974,337	1,007,237	(32,900)
21,700,000 NOK	3/18/2011	SVEN	3,339,335	3,704,585	(365,250)
To buy:
1,700,000 NOK	3/18/2011	SVEN	(272,855)	(290,221)	17,366

Net Value of NOK Contracts			4,040,817	4,421,601	(380,784)

Net Value of Outstanding Forward Currency Contracts			$278,593,031	$292,349,798	$(13,756,767)

Currencies:
CAD	= Canadian Dollar
CHF	= Swiss Franc
EUR	= Euro
GBP	= British Pound
JPY	= Japanese Yen
NOK	= Norwegian Krone

Counterparties:
CITI	= Citibank NA
SVEN	= Svenska Handelsbanken

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

Note 8. Federal Tax Information

At December 31, 2010, the components of accumulated gains and losses for income tax purposes were as follows:

Unrealized Appreciation	Capital and Other Losses	Total
$209,615,558	$(258,528,146)	$(48,912,588)

The Fund had accumulated net realized capital loss carryovers of $(23,601,951), $(185,162,916), and $(28,701,683) expiring December 31, 2016, December 31, 2017, and December 31, 2018, respectively.

At December 31, 2010, the Fund deferred, on a tax basis, post October losses of $2,126,067 of currency and $19,028,307 of capital.

For the year ended December 31, 2010, the Fund did not have any distributions. The tax components of dividends paid during the year ended December 31, 2009, was as follows:

2009
Ordinary Income	$1,885,236

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2010, the reclassification for the Fund was:

Accumulated Undistributed Net Investment Income	$7,349,855
Accumulated Net Realized Loss	(1,390,542)
Paid in Capital	(5,959,313)

Note 9. Other Information

On December 31, 2010, one shareholder account held approximately 40% of the outstanding shares of the Fund. This is an omnibus account held on behalf of several thousand underlying shareholders.

Note 10. Regulated Investment Company Modernization Act of 2010

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President of the United States. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Note 11. Subsequent Events

Subsequent Events — In preparing these financial statements, Fund management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Fund management has determined that there are no material events that would require disclosure in the Fund’s financial statement through this date.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Wintergreen Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Wintergreen Fund, Inc. (the “Fund”), including the statement of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wintergreen Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

February 25, 2011

Philadelphia, Pennsylvania

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2010

Approval of the Continuance of the Investment Advisory Agreement

Prior to the meeting of the Directors held on September 21, 2010, the Directors met in an executive session to consider the approval of the continuance of the investment advisory agreement of the Fund (the “Advisory Agreement”). Prior to the meeting, the Directors were provided with materials, including the following: (i) a memorandum from Fund counsel setting out the responsibilities of the Directors in relation to approving the continuance of the Advisory Agreement, (ii) a memorandum from the Investment Manager providing certain information requested by the Board pursuant to section 15(c) of the Investment Company Act of 1940, as amended, such as expense information, performance information, compliance information and other information comparing the Fund to other accounts managed by the Investment Manager, (iii) a memorandum from an independent consultant, comparing the Fund’s performance and expense ratio to other similarly situated investment companies, a list of which was compiled by the independent consultant (with some input from the Investment Manager), (iv) the Investment Manager’s ADV Part II, (v) the Investment Manager’s organizational chart, (vi) the Investment Manager’s compliance manual, (vii) the Fund’s valuation procedures, and (viii) a copy of the current Advisory Agreement. Fund counsel reminded the Board that it was the duty of the Directors to request and evaluate such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement.

In reaching their determinations relating to approval of the Advisory Agreement, the Directors considered all factors they believed relevant including the following:

1.	the nature, extent and quality of investment, and other services to be rendered by the Investment Manager;

2.	payments to be received by the Investment Manager from all sources in respect of the Fund;

3.	comparative fee, performance and expense data for the Fund and other investment companies with similar investment objectives;

4.	the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

5.	the Investment Manager’s policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Investment Manager may benefit from soft dollar arrangements;

6.	fall-out benefits which the Investment Manager and its affiliates may receive from their relationships to the Fund;

7.	information about fees charged by the Investment Manager to other clients with similar investment objectives;

8.	the professional experience and qualifications of the Fund’s portfolio manager and other senior personnel of the Investment Manager;

9.	profitability of the Investment Manager; and

10.	the terms of the Advisory Agreement.

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2010

The Directors also considered their overall confidence in the integrity and competence of the Investment Manager. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director attributed different weights to the various factors. The Directors determined that the overall arrangements between the Fund and the Investment Manager, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses expected to be incurred, and such other matters as the Directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the Directors reaching their determinations to approve the Advisory Agreement (including their determinations that the Investment Manager should continue to be the investment adviser for the Fund and that the fees payable to the Investment Manager pursuant to the Advisory Agreement continue to be appropriate) were separately discussed by the Directors.

Nature, Extent, and Quality of Services Provided by the Investment Manager — The Directors noted that, under the Advisory Agreement, the Investment Manager, subject to the control of the Directors, administers the Fund’s business and other affairs. The Directors also noted that the Investment Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and policies.

The Directors considered the scope and quality of services provided by the Investment Manager under the Advisory Agreement. The Directors considered the cyclical nature of value investing, the quality of the investment research capabilities of the Investment Manager, the other resources it dedicates to performing services for the Fund and the active management style of the Investment Manager. The Directors also considered the experience, reputation, and investment philosophy of Mr. David J. Winters, the principal of the Investment Manager and portfolio manager of the Fund. The quality of administrative and other services also were considered.

The Directors concluded that the nature of the services provided by the Investment Manager continues to be satisfactory.

Investment Advisory Fees Paid by and Performance of the Fund — The Directors considered the advisory fee rate paid by the Fund to the Investment Manager and the performance of the Fund.

The Directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Directors also considered the Investment Manager’s performance and risk management in comparison to the Fund’s peers, as well as the Fund’s five-star rating from Morningstar, and noted that the Fund’s five year return would be available shortly and would most likely be positive, including as compared to the Fund’s peers. The Directors also considered that the advisory fee was at the same level as the fees charged by the Investment Manager to its other client accounts.

Possible Economies of Scale — The Directors considered whether the fee was reasonable in light of the fact that the Fund’s assets had grown considerably since inception. The Directors determined that, based on (i) the considerable increase in distribution expenses of the Fund paid by the Investment Manager, (ii) the experience, reputation and investment philosophy of the portfolio manager of the Investment Manager, and (iii) the continued positive reaction of the market to the Fund and the Investment Manager, the fee continued to be reasonable.

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2010

In addition, the Directors noted that although the Fund’s contractual management fee did not include breakpoints, it recognized that (i) the Investment Manager has implemented a management fee waiver to keep total expenses capped, and (ii) the Investment Manager had kept the Fund’s other expenses low.

Other Fund Expenses — The Directors also considered the total expense ratio of the Fund in comparison to the expenses of the funds included in the comparison.

The Directors noted that (i) the expenses paid by the Fund were customary in the mutual fund industry, and additionally, the Fund is a no-load fund and as such Fund shareholders do not pay sales charges common to many other funds and (ii) the expense ratios of some of the comparable funds were lower because of waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The Directors concluded that the Fund’s expense ratio was satisfactory.

Investment Manager Profitability — The Directors noted that the Investment Manager provides the Fund with office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund’s operations. The Directors considered that the Investment Manager also pays all of the compensation of the officers of the Fund that are employees of the Investment Manager, pays a portion of the insurance costs, and paid the total cost of the organization of the Fund (without reimbursement). It was also noted that the Investment Manager does not receive many of the “fall-out” benefits commonly received by managers of mutual funds that provide transfer agency, distribution or printing services in-house. The Directors also considered that the Investment Manager pays a percentage of the platform fees paid to dealers that place the Fund on their platform, and that as the shareholder base grows, the portion of such fees paid by the Investment Manager shall also grow. In particular, it was noted that approximately 90% of the Fund’s new sales were channeled through a distribution platform. The Directors considered the expenses of the Investment Manager and the services provided by the Investment Manager and determined that the Investment Manager was moderately profitable based on the expenses.

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2010

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio and the Fund’s proxy voting record for the most recent twelve-month period ended June 30, 2010 are available, without charge and upon request, by calling (888) GOTOGREEN (888-468-6473), visiting the Fund’s website at www.wintergreenfund.com, or on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q (“N-Q”). The Fund’s N-Q’s are available, without charge and upon request, by calling (888) GOTOGREEN (888-468-6473) and/or on the SEC’s website at www.sec.gov. Copies of the Fund’s N-Q’s may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 through December 31, 2010.

Actual Expenses — The first line in the following table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes — The second line in the following table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2010

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period*
Actual Return	$1,000.00	$1,216.10	$10.62
Hypothetical Return (5% return before expenses)	$1,000.00	$1,015.62	$9.66

*	As expressed below, expenses are equal to the Fund’s annualized expense ratio of 1.90%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year/365 to reflect the half-year period

Expenses	=	Fund’s Annualized Expense Ratio	X	Average Account Value Over the Period	X	Number of Days in Most Recent Fiscal Half Year
365

Householding — In an effort to decrease costs, the Fund will reduce the number of duplicate summary prospectuses, annual, and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call toll-free (888) GOTOGREEN (888-468-6473) to request individual copies of these documents or if your shares are held through a financial institution please contact them directly. The Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2010

Directors and Officers of the Fund

The Board is responsible for managing the Fund’s business affairs and exercising all the Fund’s powers except those reserved for shareholders. The following tables give information about each Board member and the senior officers of the Fund. Mr. Keffer is considered an Interested Director due to his association with the Distributor within the past two years. Each Director and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The Fund’s Statement of Additional Information includes additional information about the Directors and is available, without charge and upon request, by calling (888) GOTOGREEN (888-468-6473).

Name, Year Born and Address	Position	Length of Time Served*	Principal Occupation During Past 5 Years	Other Directorships Served
Independent Directors
Edward Prendeville Year Born: 1951 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Director	Since 2005	President of Train Collectors Warehouse, Inc. since prior to 1999.	None
Nathan Adler Year Born: 1938 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Director	Since 2005	Retired. Consultant to Ernst & Young from 2000-2003; Partner, Ernst & Young 1972-2000.	None
Bradden Backer Year Born: 1957 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Director	Since 2005	Attorney, Albrecht Backer, Labor and Employment Law, S.C., 2009-Present; Of Counsel, Friebert, Finerty & John, S.C. (law firm) since 2004-2009.	None
John Wakely Year Born: 1957 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Director	Since 2005	Owner of the Angel’s Share Ltd. (luxury goods and beverage sector consultants, previously L&B Advisors) since 2003.	None

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2010

Name, Year Born, and Address	Position	Length of Time Served*	Principal Occupation During Past 5 Years	Other Directorships Served
Interested Director
John Y. Keffer Year Born: 1942 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Director	Since 2005	Chairman, Atlantic Fund Administration, LLC (a fund services company) since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company) since 1997; President, Citigroup Fund Services, LLC (“Citigroup”) 2003-2005.	Forum Funds (registered investment company)
Officers
Richard J. Berthy Year Born: 1958 Three Canal Plaza, Suite 100 Portland, ME 04101	President	Since 2009	President and Managing Partner, Foreside Financial Group, LLC since May 2008; President and Secretary, Bainbridge Capital Management, LLC from June 2003 - June 2006. Mr. Berthy serves as an officer to other unaffiliated mutual funds or closed-end funds for which the Distributor or its affiliates, act as distributor or provider of other services.	Not Applicable
David J. Winters Year Born: 1962 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Executive Vice President	Since 2005	Managing Member and Chief Executive Officer of Wintergreen Advisers, LLC since 2005; President and Chief Investment Officer of Franklin Mutual Advisers, LLC 2001-2005.	Not Applicable
Elizabeth N. Cohernour Year Born: 1950 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Executive Vice President/ Secretary	Since 2005	Chief Operating Officer of Wintergreen Advisers, LLC since 2005.	Not Applicable
Steven Graff Year Born: 1973 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Vice President	Since 2005	Business Operations and Technology, Wintergreen Advisers, LLC since 2005; Production Services Manager, Franklin Mutual Advisers, LLC 2003-2005.	Not Applicable

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION (Unaudited)

DECEMBER 31, 2010

Name, Year Born, and Address	Position	Length of Time Served*	Principal Occupation During Past 5 Years	Other Directorships Served
Anthony DiGioia Year Born: 1974 333 Route 46 West, Suite 204 Mountain Lakes, NJ 07046	Vice President	Since 2006	Portfolio Operations, Wintergreen Advisers, LLC since 2005; Manager of Investment Operations, Franklin Templeton Investments 2004-2005.	Not Applicable
Susan C. Mosher Year Born: 1955 Three Canal Plaza, Suite 100 Portland, ME 04101	Chief Compliance Officer	Since 2009	President, Foresides Compliance Services, LLC since June 2009; Chief Compliance Officer, Coast Asset Management LLC 2007 - 2009; Senior Director and Chief Counsel, Investors Bank & Trust Company 1995-2007. Ms. Mosher serves as an officer to other unaffiliated mutual funds or closed-end funds for which the Distributor or its affiliates, act as distributor or provider of other services.	Not Applicable
Trudance L.C. Bakke Year Born: 1971 Three Canal Plaza, Suite 100 Portland, ME 04101	Treasurer	Since 2009	Director, Foreside Management Services, LLC since 2006; Product Manager, Citigroup 2003-2006. Ms. Bakke serves as an officer to other unaffiliated mutual funds or closed-end funds for which the Distributor or its affiliates, act as distributor or provider of other services.	Not Applicable
Joseph Bree Year Born: 1972 615 E. Michigan Street Milwaukee, WI 53202	Vice President/ Assistant Secretary	Since 2008	Vice President, U.S. Bancorp Fund Services, LLC since September, 2007; Financial Operations Principal, Quasar Distributors LLC, since January 2008; Senior Financial Analyst, Harley-Davidson, Inc. 2005-2007.	Not Applicable

Privacy Policy

This is our policy as of October 2005. This privacy policy applies to individuals, and we reserve the right to change any or all of the principles, along with related provisions, at any time.

You trust us with your financial and other personal information; we in turn are committed to respect your privacy and safeguard that information.

By adhering to the practices described below, we affirm our continuing commitment to protecting your privacy.

Collection and Use of Shareholder Information

Wintergreen Fund, Inc. and the IRA custodian (“We” or the “Fund”) collect only relevant information about the Fund’s shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We collect financial and other personal information about you from the following sources: information you provide on applications or other forms (for example, your name, address, social security number and birthdate); information derived from your transactions with us (for example, transaction amount, account balance and account number); information you provide to us if you access account information or conduct account transactions online (for example, password, account number, e-mail address, alternate telephone number).

Keeping Information Secure

We maintain physical, electronic, and procedural safeguards to protect your financial and other personal information, and we continually assess new technology with the aim of adding new safeguards to those we have in place.

Limiting Access to Information

We limit access to personally identifiable information to only those with a business reason to know such information.

Use of Personal and Financial Information by Us and Third Parties

We do not sell non-public personal information about current or former customers or their accounts to any third parties, and do not disclose such information to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

Those who may receive this information include the companies that provide transfer agent, technology, and administrative services, as well as the investment adviser who is an affiliate of the Fund.

Accuracy of Information

We strive to keep our records of your information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.

(Not Part of the Annual Report)

Wintergreen Fund, Inc.

FOR MORE INFORMATION

Investment Manager

Wintergreen Advisers, LLC

333 Route 46 West, Suite 204

Mountain Lakes, New Jersey 07046

Transfer Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, New York 10004

Wintergreen Fund, Inc.

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

(888) GOTOGREEN

(888-468-6473)

www.wintergreenfund.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

Item 2. Code of Ethics.

(a) As of the end of the period, December 31, 2010, Wintergreen Fund, Inc. (the “Registrant”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

(b) There have been no amendments to the Registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(c) There have been no amendments to the Registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(d) There have been no waivers to the Registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(e) Not applicable.

(f)(1) A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

At a regular meeting of the Board of Directors held on September 12, 2005, the Board determined that Nathan Adler, an independent Director, qualified as an “Audit Committee financial expert” to serve on the Audit Committee. At a regular meeting of the Board of Directors held on December 13, 2010, the Board determined that Mr. Adler continues to qualify as an “Audit Committee financial expert” to serve on the Audit Committee.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees - The aggregate fees billed (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $38,500 in 2009 and $39,500 in 2010.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 $0 in 2009 and $0 in 2010.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning (“Tax Services”) were $5,800 in 2009 and $6,000 in 2010. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) Other Fees - There were no other fees billed in the Reporting Periods for products and services provided to the Registrant by the principal accountant, or services provided to the investment adviser, other than the services reported above.

(e) (1) Pursuant to the Registrant’s Audit Committee Charter (the “Charter”), the Committee shall be directly responsible for the appointment, termination, compensation, and oversight of the work of the principal accountant (including resolution of disagreements between the Fund’s management and the principal accountants) and shall pre-approve all (i) audit services and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission (“SEC”) rendered to by the principal accountant to the Registrant and (ii) all permissible non-audit services rendered by the principal accountants to the Registrant’s investment adviser or its affiliates if such engagement relates to the operations and financial reporting of the Registrant.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable as less than 50%.

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $5,800 in 2009 and $6,000 in 2010. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

(h) The Registrant’s Audit Committee considers the fees paid to the auditors by the Registrant’s investment adviser and its affiliates for audit and non-audit services, to the extent applicable, when assessing the Auditor’s independence. Any services provided by the principal accountant to the Registrant or to the investment adviser requiring pre-approval were pre-approved as required.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s President and Treasurer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Act, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Wintergreen Fund, Inc.

By	/s/ Richard J. Berthy
Richard J. Berthy, Principal Executive Officer

Date	February 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Richard J. Berthy
Richard J. Berthy, Principal Executive Officer

Date	February 24, 2011

By	/s/ Trudance L. C. Bakke
Trudance L.C. Bakke, Principal Financial Officer

Date	February 24, 2011